UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2012

Cooper Industries plc

(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit F10, Maynooth Business Campus, Maynooth, Ireland		0
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 6292222

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 26, 2012, in Houston, Texas, Cooper Industries plc (“Cooper”) held two special meetings of shareholders, a special court-ordered meeting and an extraordinary general meeting, relating to the pending acquisition of Cooper by Eaton Corporation (“Eaton”) through the formation of a new holding company incorporated in Ireland. The acquisition of Cooper will be effected by means of a “scheme of arrangement” under Irish law, pursuant to a Transaction Agreement among Cooper, Eaton, Eaton Corporation Limited (formerly known as Abeiron Limited) (“New Eaton”), Abeiron II Limited (formerly known as Comdell Limited) (“Abeiron II”), Turlock B.V. (“Turlock”) and Turlock Corporation (“Merger Sub” and together with Cooper, Eaton, New Eaton, Abeiron II and Turlock, the “Original Parties”), as amended on June 22, 2012 by Amendment No. 1 entered into by the Original Parties and Eaton Inc. (“Eaton Sub”) and on October 19, 2012 by Amendment No. 2 entered into by the Original Parties and Eaton Sub.

Of the 161,489,215 Cooper shares outstanding as of the record date and entitled to vote at the special meetings, 68% were represented in person or by proxy at the meetings, constituting a quorum for the transaction of business. Abstentions are not considered votes cast at the meetings. Because approval of all proposals is based on votes properly cast at the meeting, abstentions do not have any effect on the outcome of the voting.

At the special meetings, the following matters were submitted to a vote of Cooper’s shareholders:

Special Court-Ordered Meeting

Proposal 1: To approve the scheme of arrangement.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against	Abstain
108,642,916	99.45%	594,461.55%	562,022

In addition, of the 2,699 record shareholders voting on the proposal, 2,483 record shareholders or 91.99% voted in favor of the proposal.

Extraordinary General Meeting

Proposal 1: To approve the scheme of arrangement and authorize the directors of Cooper to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cost for and against the proposal:

For		Against	Abstain
108,980,764	99.46%	581,241.54%	502,491

Proposal 2: To approve the cancellation of any Cooper ordinary shares in issue prior to 10:00 p.m., Irish time, on the day before the Irish High Court hearing to sanction the scheme.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against	Abstain
108,882,896	99.45%	592,644.55%	588,956

Proposal 3: To authorize the directors of Cooper to allot and issue new Cooper shares, fully paid up, to New Eaton in connection with effecting the scheme.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against	Abstain
108,909,358	99.46%	587,002.54%	568,136

Proposal 4: To amend the articles of association of Cooper so that any ordinary shares of Cooper that are issued at or after 10:00 p.m., Irish time, on the last business day before the scheme becomes effective are acquired by New Eaton for the scheme consideration.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against	Abstain
108,910,655	99.47%	575,556.53%	578,285

Proposal 5: To approve the reduction of the share premium of New Eaton resulting from (i) the issuance of New Eaton shares pursuant to the scheme and (ii) a subscription for New Eaton shares by Eaton Sub prior to the merger, in order to create distributable reserves of New Eaton.

Cooper shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against	Abstain
108,957,679	99.49%	554,610.51%	552,207

Proposal 6: To approve, on a non-binding advisory basis, specified compensatory arrangements between Cooper and its named executive officers relating to the transaction.

Cooper shareholders did not approve the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
43,390,009	40.67%	63,284,396	59.33%	3,390,091

Proposal 7: To adjourn the Cooper extraordinary general meeting, or any adjournments thereof, to solicit additional proxies if there are insufficient proxies at the time of the extraordinary general meeting to approve the scheme of arrangement or resolutions 2 through 6.

Proposal 7 was not voted upon at the meeting because there were sufficient proxies at the time of the extraordinary general meeting voting in favor of all the proposals necessary to approve and implement the scheme of arrangement.

Item 8.01. Other Events.

On October 26, 2012, Cooper and Eaton issued a joint press release announcing the results of their respective special meetings of shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release, dated October 26, 2012.

Forward-Looking Statements

This communication may contain forward-looking statements concerning the Transaction, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Cooper, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of our control. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Transaction; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Cooper; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations, including changes in tax laws, tax treaties or tax regulations. We do not assume any obligation to update these forward-looking statements.

Statement Required By The Takeover Rules

The directors of Cooper accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2012

COOPER INDUSTRIES PLC

By:	/s/ TERRANCE V. HELZ
	Name:	Terrance V. Helz
	Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated October 26, 2012.